GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING




SIERRA GOLD
A NEVADA STYLE TAVERN
SPIRITS · DINING · JACKPOTS

Investor Presentation

September 2015

Forward Looking Statements and Financial Information

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

Forward-Looking Statements

This presentation includes forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements can generally be identified by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "plan," "project," "seek," "should," "think," "will," "would" and similar expressions. In addition, forward-looking statements include statements regarding Golden Entertainment Inc.'s (referred to herein as "Golden," "GDEN" and the "Company") strategies, objectives, business opportunities and plans for future expansion, developments or acquisitions, anticipated future growth and trends in Golden's business or key markets, projections of future financial condition, operating results, earnings, capital expenditures, costs or other financial items, anticipated regulatory and legislative changes, the monetization of Golden's non-core assets (including the Jamul Tribe note receivable), Golden's ability to utilize its NOLs to offset future taxable income, as well as other statements that are not statements of historical fact. Forward-looking statements are based on Golden's current expectations and assumptions regarding its business, the economy and other future conditions. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: Golden's ability to realize the anticipated cost savings, synergies and other benefits of the merger with Sartini Gaming Inc. (referred to herein as "Golden Gaming") and integration risks relating to the merger, changes in national, regional and local economic and market conditions, legislative and regulatory matters (including the cost of compliance or failure to comply with applicable laws and regulations), increases in gaming taxes and fees in the jurisdictions in which Golden operates, litigation, increased competition, Golden's ability to renew its distributed gaming contracts, reliance on key personnel (including Golden's chief executive officer, chief operating officer and chief financial officer), the level of Golden's indebtedness and Golden's ability to comply with covenants in its debt facilities, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to Golden's properties), the effects of environmental and structural building conditions, the effects of disruptions to Golden's information technology and other systems and infrastructure, Golden's ability to monetize non-core assets (including the Jamul Tribe note receivable), the occurrence of an "ownership change" as defined in Section 382 of the Internal Revenue Code, and other factors affecting the gaming, entertainment and hospitality industries generally. In addition, please refer to the risk factors contained in Golden's SEC filings available at *www.sec.gov*, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Golden undertakes no obligation to revise or update any forward-looking statements for any reason.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. Golden's fiscal year is the 52 or 53 weeks ending the Sunday closest to December 31 of the specified year. For example, references to the 2014 and 2015 fiscal years refer to the fiscal years ending on December 28, 2014 and January 3, 2016, respectively. All information presented for quarterly periods, including for the last twelve months ended June 28, 2015, and as of July 31, 2015 is unaudited. This presentation includes combined financial information derived from the historical consolidated financial statements of Lakes Entertainment, Inc. (which changed its name to Golden Entertainment, Inc. in connection with the merger) and Golden Gaming prior to the consummation of the merger. Combined financial information is presented for illustrative purposes only and does not purport to be indicative of what Golden's actual business, financial condition or results of operations would have been had the Lakes-Golden Gaming merger been consummated at the beginning of the applicable period.

This presentation includes non-GAAP financial measures to supplement financial information presented on a GAAP basis. Golden believes these measures are appropriate to enhance an overall understanding of its past financial performance and prospects for the future. However, the presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. A reconciliation between the non-GAAP financial information and the most comparable GAAP financial information is set forth in Appendix A.

Investment Highlights

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

- Market leader in distributed gaming in Nevada locals market
- Meaningful growth opportunities to expand high ROI distributed business
- Scale, convenience and disciplined operating strategy utilized to attract local, repeat customers
- One of the industry's leading balance sheets providing financial flexibility
- Well-positioned portfolio of regional casinos with a targeted customer base
- Established track record of execution in distributed gaming for 22 years

Overview

Segment	Description	Metrics
Distributed Gaming  	• Largest operator of distributed gaming in Nevada • Operates gaming machines at grocery stores, convenience stores, restaurants, bars and gas stations • Largest operator of branded tavern locations in Nevada • Caters to local residents and generally offers 15 gaming machines per location	• Approximately 7,699 gaming machines at 689 locations(1) • June '15 LTM Combined Net Revenue: $243 million(2) • June '15 LTM Combined Property EBITDA: $34 million(3) • Owns and operates 48 tavern locations operating approximately 764 gaming machines(1)
Casinos 	• Owns and operates three casinos in Pahrump, Nevada and Rocky Gap Casino Resort in Flintstone, Maryland • Golden's Nevada casinos generate 73% of gaming revenue in Nye County, NV(4)	• 1,630 gaming machines and 32 table games(1) • June '15 LTM Combined Net Revenue: $97 million(2) • June '15 LTM Combined Property EBITDA: $20 million(3)

June 2015 LTM Combined Net Revenue(2) ($MM)



Casinos
$97.0
29%
Distributed Gaming
$243.1
71%

June 2015 LTM Combined Property EBITDA(3) ($MM)



Casinos
$19.8
36%
Distributed Gaming
$34.3
64%

Golden is well positioned for growth, with a unique focus on distributed gaming and leading locals casinos

Notes: (1) Source: Combined Lakes and Golden Gaming gaming machine and table count as of June 28, 2015.
(2) June 2015 Latest Twelve Months (LTM) Combined Net Revenue combines the unaudited consolidated net revenue of Lakes Entertainment, Inc. for the twelve months ended June 28, 2015 and the unaudited consolidated net revenue of Sartini Gaming, Inc. for the twelve months ended June 30, 2015. Excludes other revenue of $0.3 million at Lakes Entertainment. See Appendix A.
(3) June 2015 LTM Combined Property EBITDA, which is Adjusted EBITDA excluding royalties and corporate overhead, is a non-GAAP financial measure. See Appendix A.
(4) Source: Nevada Gaming Control Board. LTM September 30, 2014.

Company History

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Proven History of Strategic Growth of Golden Gaming

2001-2005

- **October 2001** - Acquired Southwest Gaming Services, Inc. from Station Casinos.
- **May 2002** - Acquisition of P.T. Gaming, LLC, then Nevada's largest tavern operator with 23 taverns.
- **August 2003** - Implementation of Golden Rewards, across Tavern Group.
- **October 2003** - Acquisition of Sparky's Bar and Grill, a chain of six taverns in Northern Nevada.
- **January 2005** - Acquisition of Mardi Gras Casino, Golden Gates Casino and Golden Gulch Casino in Black Hawk, Colorado.
- **June 2005** - Acquisition of P&M Coin, a 200-machine slot route in Northern Nevada.

2006-2010

- **November 2006** - Acquisition of Pahrump Nugget Hotel & Gambling Hall in Pahrump, NV.
- **February 2007** - Assumed interim management of Hard Rock Casino.
- **February 2008** - Completed Hard Rock Casino management assignment.

2011- 2015

- **September 2011** - Announced acquisition of Affinity's Pahrump casinos and third party route operations; announced sale of Golden Gaming's Colorado casinos.
- **February 2012** - Completed acquisition of Affinity's route and casino operations.
- **January 2014** - Completed Acquisition of Strategic Gaming Management's Northern Nevada Route.
- **January 2015** - Announced merger with Lakes Entertainment.
- **July 2015** - Completed merger with Lakes Entertainment and renamed Golden Entertainment.

Over the past 15 years, Golden Gaming has made a number of strategic acquisitions to expand current business lines and to acquire assets of complementary businesses

Distributed Gaming
Market Leader in Nevada

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

- Service 689 locations in Northern and Southern Nevada, with 7,699 distributed gaming machines (typically video poker)(1)
- Owns and operates slot and gaming machines in third-party grocery stores, convenience stores, restaurants, bars and gas stations
- Principally two types of gaming machine placement contracts:
  - ✓ Space lease (grocery, convenience stores & gas stations): involves a fixed monthly fee for a location, may be subject to performance-based adjustments
  - ✓ Revenue participation (restaurants, bars and taverns): pays owner a percentage of revenues generated by gaming devices
- States that permit limited device locations include(3):
  - Nevada (18,867 gaming machines)
  - Illinois (18,940 gaming machines)
  - Louisiana (13,216 gaming machines)
  - Montana (15,707 gaming machines)
  - Oregon (11,951 gaming machines)
  - West Virginia (~7,500 gaming machines)
  - South Dakota (3,296 gaming machines)
- Other states and territories including Pennsylvania, Texas, Indiana and Puerto Rico have discussed legalizing a limited device license

Restricted Gaming Machine Share in Nevada(2)



Golden North 13%
Golden South 28%
Other Operators 59%
41% of Total Games

Advantages of Distributed Gaming

- Low Capital Requirements
- Highly Scalable
- Variable Cost Structure
- Contract Based
- High Return on Investment

(1) Source: Combined Lakes and Golden Gaming gaming machine and table count as of June 28, 2015. Includes approximately 764 gaming machines at 48 taverns operated by Golden.
(2) Based on restricted gaming machines as of June 30, 2015. Restricted licenses limit the number of gaming machines to 15 or less per location.
(3) Source: Various state gaming and lottery regulatory websites for the most recent available period.

Distributed Gaming

Largest operator of traditional taverns in Nevada

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

- Owns and operates 48 taverns which offer a casually upscale environment catering to locals. Brands include:
  - PT's Gold (15), Sierra Gold (6), PT's Place (3), PT's Pub (20) and Sean Patrick's (4)
- Typically offer 15 gaming machines (up to 35 in three locations), in addition to food and beverage offerings
- Four locations currently under contract expected to open in 2016
- Golden is the largest branded tavern operator in Clark County with capacity to expand as current operations represent only 10% of the 448 existing taverns in the county[(1)]
- Significant expansion opportunities through acquisition of existing taverns and development of new taverns

Golden Clark County Tavern Locations



Nellis AFB
North Las Vegas
Las Vegas
Summerlin South
Paradise
Whitney
Henderson
Enterprise
Sloan
10 miles

Illustrative Tavern Expansion Economics

Property	Acquisition	New Build
Total Investment	$ 850,000	$ 1,125,000
Target Annual Property EBITDA (includes Distributed Gaming EBITDA)	$ 350,000	$ 350,000
Target Payback Period (in years)	**2.4**	**3.2**
Target Return on Invested Capital	**41%**	**31%**

Clark County Market Share[(2)]



Golden
10%
Other
Operators
90%

(1) Two of Golden's 48 taverns are located in Reno, Nevada.
(2) Source: Nevada Gaming Control Board. Reflects number of taverns in Clark County as of June 30, 2015.

Diversified Portfolio of Third Party Contracts

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

Strong Track Record in Managing Terms of Existing Contracts

- Generally enters into two types of machine placement contracts:
  - Space Lease (fixed monthly fee)
  - Revenue Participation arrangements (percentage of revenue)
- Distributed gaming contracts typically have a 5-7 year initial term
- Historically, the Company has had a high degree of success as the incumbent with regard to renewal rates.
  - Historically, renewal rates have ranged between 70% and 85%.

Machine by Contract Segment[1]


Space Lease
40%
Revenue
Participation
60%

(1) As of June 30, 2015; based on 7,644 gaming machines (excludes 55 service account machines).

Casino Operations

Generates 73% of Gaming Revenue in Nye County, NV(1)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Pahrump Nugget Hotel & Casino

- Leading gaming property in the Pahrump market, located on 40 acres of which approximately 20 acres are undeveloped.
  - — 512 slot machines, 14 table games including poker, sports book and 140-seat bingo facility(4)
  - — Features Pahrump's only AAA 3 Diamond rated hotel with 69 rooms
  - — 24-lane bowling center

Pahrump Gaming Supply(2)

Property	Slot Machines #	Slot Machines %	Table Games (3) #	Table Games (3) %	Hotel Rooms #	Hotel Rooms %
Pahrump Nugget (Golden)	512	34%	14	100%	69	31%
Gold Town (Golden)	340	22%	-	0%	-	0%
Saddle West	280	18%	-	0%	155	69%
Terrible's Road House	191	13%	-	0%	-	0%
Lakeside (Golden)	199	13%	-	0%	-	0%
Total	**1,522**	**100%**	**14**	**100%**	**224**	**100%**
Total Golden Entertainment	**1,051**	**69%**	**14**	**100%**	**69**	**31%**

Gold Town Casino

- Located on approximately 9 leased acres of which 2 acres are sub-leased to Holiday Inn Express.
  - — 340 slot machines, race and sports book and 20-seat bingo facility(4)
  - — Holiday Inn Express owned and operated by a third party expected to open on property late 2015

Lakeside Casino & RV Park

- Located on approximately 35 owned acres.
  - — 199 slot machines(4)
  - — 159 RV spaces with 7-acre man-made lake



Pahrump
Las Vegas
Los Angeles
Pahrump Nugget
Gold Town
Saddle West
Terrible's
Lakeside Casino

(1) Source: Nevada Gaming Control Board. LTM September 30, 2014.
(2) Source: Nevada Gaming Control Board count report as of June 30, 2015 for competitors, and Golden actuals per management as of June 30, 2015.
(3) Includes poker tables.
(4) Per management as of June 30, 2015.

Casino Operations
Rocky Gap Casino Resort – Flintstone, Maryland

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

Rocky Gap Casino Resort

Set on 268 acres in Rocky Gap State Park in Allegany County, the Casino opened in May 2013

- 627 slot machines, 18 table games, including poker(1)
- Resort is an AAA 4 Diamond property featuring 200 hotel rooms
- 12,000 square feet of convention and event space
- Newly renovated spa
- The only Jack Nicklaus Signature golf course in Maryland

Future Expansion Opportunities

- Expand parking up to 150 additional spaces
- Expand retail, entertainment and events
- Up to 1,500 slots and unlimited table games without additional legislative approval
- Additional hotel rooms




Rocky Gap Casino
Hollywood Casino Perryville
Horseshoe Casino
Maryland Live! Casino
Casino at Ocean Downs
Philadelphia
Washington

(1) As of August 31, 2015, per management.

Experienced Management and Board of Directors

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

With an Established Track Record of Execution

Blake Sartini
CEO and Chairman



- Mr. Sartini is the Chief Executive Officer and Chairman of the Board of the Company
- Mr. Sartini founded Golden Gaming in 2001
- Prior to establishing Golden Gaming, Mr. Sartini served as Executive Vice President, Chief Operating Officer and Director of Station Casinos where for 15 years he held various management and executive positions

Matt Flandermeyer
CFO



- Mr. Flandermeyer is the Chief Financial Officer of the Company
- Mr. Flandermeyer has served as Golden Gaming's Chief Financial Officer since October 2007
- Prior to joining Golden Gaming, Mr. Flandermeyer served as Chief Financial Officer for Global Restaurant Systems as well as a collection of restaurants in Chicago. Mr. Flandermeyer began his career in public accounting and has held financial roles in publicly traded companies

Steve Arcana
COO



- Mr. Arcana is the Chief Operating Officer of the Company
- Mr. Arcana has served as Golden Gaming's Chief Operating Officer since 2003
- Prior to joining Golden Gaming, Mr. Arcana held several executive positions with Station Casinos including General Manager and Director of Food and Beverage. Additionally, Mr. Arcana held several executive positions at the Sands Hotel and Casino, Atlantic City

Board Composition

- Post merger, the Golden Board of Directors is composed of seven members. In addition to Mr. Sartini, Golden's Board members are:
  - Lyle Berman, previously Chairman of the Board and Chief Executive Officer of Lakes Entertainment since its inception.
  - Tim Cope, previously President and Chief Financial Officer of Lakes Entertainment since its inception.
  - Mark Lipparelli, Chief Executive Officer of Gioco Ventures, Nevada State Senator and ex-Chairman of Nevada State Gaming Control Board.
  - Robert Miodunski, previously Chief Executive Officer of American Gaming Systems.
  - Neil Sell, a director of Lakes Entertainment since its inception.
  - Terrence Wright, Chairman of the Board of Westcor Land Title Insurance Company.

Scale Enhances Disciplined Operating Strategy

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

- Focus on local, value-oriented food, beverage and gaming patrons
- Experience with sophisticated customers seeking convenient locations, high payouts and good F&B offerings, all in an enjoyable atmosphere
- High potential for repeat visits means generating customer satisfaction and loyalty is critical
- Create increased customer loyalty through reward programs utilizing point of sale, proprietary game tracking system and other technology to monitor patron activity

Number of Gaming Machines in Operation


12,831
10,049
9,252
7,800
7,500
6,300
4,145
3,684
2,160
isle capri
ELDORADO
GOLDEN ENTERTAINMENT
TROPICANA
Affinity Gaming
Churchill Downs
American Casino & Entertainment
Monarch

Source: Various state gaming and lottery regulatory websites and SEC filings for the most recent available period; Combined Lakes Entertainment and Golden Gaming machines per Golden management as of December 31, 2014.

Opportunities to Grow the Portfolio

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

Through Effective Value-Enhancing Capital Deployment

- As of June 30, 2015, according to the Nevada Gaming Control Board, Clark County has 448 tavern gaming locations with restricted licenses.
- Golden's 46 Southern Nevada taverns comprise 10% of the Clark County market as measured in tavern licenses

Clark County Market Share[(1)]



Golden
10%
Other
Operators
90%

- As of June 30, 2015, according to the Nevada Gaming Control Board, the State of Nevada has 18,867 restricted slot machines
- Golden's 7,699 machines represents 41% of the Nevada market, as measured in units

Restricted Gaming Machine Share in Nevada[(2)]



Golden
North
13%
Golden
South
28%
Other
Restricted
59%

- Golden has been granted a gaming license in the State of Montana
- There are approximately 16,000 gaming machines and approximately 50 route operators in Montana[(3)]
- Opportunity to lease casino space from Pahrump Best Western

Note: Golden also operates two tavern locations in Reno, Nevada.
(1) Source: Nevada Gaming Control Board. Reflects number of taverns in Clark County, NV as of June 30, 2015.
(2) Source: Nevada Gaming Control Board. Based on restricted gaming machines as of June 30, 2015 in Clark Country, NV. Restricted licenses limit the number of gaming machines to 15 or less per location.
(3) Source: Montana Gaming Control Division as of August 31, 2015.

Operating Performance

GOLDEN ENTERTAINMENT
CASINOS ♦ DISTRIBUTED GAMING

Combined Net Revenue(1)


$360.0
$340.0
$320.0
$300.0
$280.0
$260.0
$ in millions
$272.4
$310.9
$335.7
$340.4
2012A
2013A
2014A
LTM June '15A

Combined Adjusted EBITDA(2)


$40.0
$35.0
$30.0
$25.0
$20.0
$ in millions
$21.6
$26.9
$35.1
$36.2
Excludes synergies(3)
2012A
2013A
2014A
LTM June '15A

Golden Taverns


50
40
30
20
10
0
$ in millions
45
46
48
48
2012A
2013A
2014A
Jun-15A

Combined Total Gaming Machines(4)


10,000
8,000
6,000
4,000
2,000
0
$ in millions
8,348
8,535
9,252
9,329
2012A
2013A
2014A
Jun-15A

(1) The Combined Net Revenue chart combines the audited consolidated financial information of Lakes Entertainment, Inc. for the years ended December 28, 2014, December 29, 2013 and December 30, 2012, and the unaudited consolidated financial information for the twelve months ended June 28, 2015 with the audited financial information of Golden Gaming for the years ended December 31, 2014, 2013 and 2012, and the unaudited consolidated financial information for the twelve months ended June 30, 2015. See Appendix A.
(2) Adjusted EBITDA excludes one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations and is a non-GAAP financial measure. See Appendix A.
(3) LTM June 2015 Combined Adjusted EBITDA includes $1.5 million of non-recurring Lakes Entertainment corporate overhead expenses. In addition, the Company targets $3.0 million of annual expense synergies post merger.
(4) Comprised of gaming machines in Golden Gaming's route operations, taverns and casinos and in the Rocky Gap casino as of December 31 of the applicable year.

Conservative Capitalization

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Strong Balance Sheet Expected to Provide Liquidity to Pursue Growth Opportunities

As of the merger on July 31, 2015(1)

Senior Secured Revolver	$25.0(2)	Interest is L + 275 bps(3), Maturity July 2020
Senior Secured Term Loan	$120.0	Interest is L + 275 bps(3), Maturity July 2020
Total Senior Secured Debt	$145.0	
Cash and equivalents (4)	$43.3	

Current liquidity and cash flow generation expected to provide ample liquidity to fund growth pipeline

(1) Unaudited, in millions of USD. As of July 31, 2015, after giving effect to the consummation of the Lakes-Golden Gaming merger and associated refinancing on July 31, 2015.
(2) Reflects borrowings as of July 31, 2015 under $40 million revolving credit facility.
(3) Applicable margin fluctuates based on the Company's leverage ratio.
(4) Includes approximately $5.4 million which was paid for severance and termination costs related to the merger in August 2015.

Additional Assets

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

Additional value is embedded in the combined Company's non-revenue generating assets

Jamul Note and Land	• Golden holds a $60 million note (with a current book and tax value of $0) with the Jamul Tribe related to a prior casino project near San Diego, CA
	  ▪ Casino site currently under development and $360 million casino to be managed by Penn National Gaming
	  ▪ 4.25% interest on the $60 million note will be paid following the casino opening
	• Should Golden enter into an agreement to sell or otherwise monetize its note related to the Jamul casino project prior to August 2018, any net proceeds received within three years of casino opening will be distributed to shareholders
	• The former Golden Gaming shareholder will not be entitled to receive such distribution other than with respect to applicable taxes, if any
	• Current agreement with Penn National Gaming to buy adjacent land for $5.5 million from Golden when the casino opens

Excess Land, Development Pipeline	• Approximately 20 excess acres at Pahrump Nugget are reserved for future development which may include additional hotel rooms and non-gaming amenities including a movie theater, retail and dining • Option to develop a casino at the Best Western in Pahrump • Golden continues to evaluate attractive opportunities for casino development and management agreements
NOLs[(1)]	• As of June 28, 2015, the Company had $96 million of net operating loss carryforwards ("NOLs") that may be applied to taxable income generated in the future • NOLs expected to shield meaningful future net income

(1) The Jamul Note has a tax basis of $0. Net proceeds, if any, from the Jamul Note will reduce the NOL.

Investment Highlights

Market leader in distributed gaming in Nevada locals market

Meaningful growth opportunities to expand high ROI distributed business

Scale, convenience and disciplined operating strategy utilized to attract local, repeat customers

One of the industry's leading balance sheets providing financial flexibility

Well-positioned portfolio of regional casinos with a targeted customer base

Established track record of execution in distributed gaming for 22 years

Appendix A

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of June 2015 LTM Combined Property EBITDA and Combined Adjusted EBITDA to net loss:

	Combined Operating Performance June 2015 LTM[1]		
	Golden Gaming	Lakes Entertainment	Combined
	(Unaudited, In Millions)		
Property EBITDA			
Distributed Gaming	$ 34.3	$ -	$ 34.3
Casinos	10.6	-	10.6
Rocky Gap Casino	-	9.2	9.2
Other	-	-	-
Total Property EBITDA	**$ 44.9**	**$ 9.2**	**$ 54.1**
Corporate overhead	(10.4)	(7.5)	(17.9)
Adjusted EBITDA	**$ 34.5**	**$ 1.7**	**$ 36.2**
Preopening expenses	(1.6)	-	(1.6)
Gain on sale of cost method investment	-	2.1	2.1
Impairments and other losses	-	(21.7)	(21.7)
Depreciation and amortization	(14.2)	(3.6)	(17.8)
Other[2]	0.3	(2.4)	(2.1)
Earnings (loss) from operations	$ 19.0	$ (23.9)	$ (4.9)
Other income (expense):			
Interest expense, net[3]	(22.1)	(0.9)	(23.0)
Other, net[4]	(7.5)	-	(7.5)
Total other expense, net	$ (29.6)	$ (0.9)	$ (30.5)
Loss before income taxes	$ (10.6)	$ (24.8)	$ (35.4)
Income tax provision	-	(0.2)	(0.2)
Net loss	**$ (10.6)**	**$ (25.0)**	**$ (35.6)**

(1) This schedule combines the unaudited consolidated financial information of Lakes Entertainment, Inc. for the twelve months ended June 28, 2015 and the unaudited consolidated financial information of Golden Gaming for the twelve months ended June 30, 2015.
(2) Includes charges related to an arbitration award in the amount of $2.5 million at Lakes Entertainment.
(3) Interest expense, net is reported net of interest income and capitalized interest.
(4) Includes loss on warrant and merger related expenses of $6.1 million and $1.3 million, respectively, at Golden Gaming.

Appendix A (Continued)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of 2014 Combined Adjusted EBITDA to net loss:

	Combined Operating Performance 2014[1]		
	Golden Gaming	Lakes Entertainment	Combined
		(In Millions)	
Adjusted EBITDA	**$ 34.4**	**$ 0.7**	**$ 35.1**
Preopening expenses	(1.7)	-	(1.7)
Gain on sale of cost method investment	-	2.4	2.4
Impairments and other losses	-	(21.0)	(21.0)
Depreciation and amortization	(14.2)	(3.5)	(17.7)
Other[2]	0.2	(2.6)	(2.4)
Earnings (loss) from operations	$ 18.7	$ (24.0)	$ (5.3)
Other income (expense):			
Interest expense, net[3]	(21.9)	(1.0)	(22.9)
Other, net[4]	(6.1)	0.2	(5.9)
Total other expense, net	$ (28.0)	$ (0.8)	$ (28.8)
Loss before income taxes	$ (9.3)	$ (24.8)	$ (34.1)
Income tax provision	-	-	-
Net loss	**$ (9.3)**	**$ (24.8)**	**$ (34.1)**

(1) This schedule combines the audited consolidated financial information of Lakes Entertainment, Inc. for the year ended December 28, 2014 and the audited consolidated financial information of Golden Gaming for the year ended December 31, 2014.
(2) Includes charges related to arbitration award of $2.5 million for Lakes Entertainment.
(3) Interest expense, net is reported net of interest income and capitalized interest.
(4) Includes loss on interest rate swaps and warrant of $6.1 million at Golden Gaming.

Appendix A (Continued)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

The following table presents a reconciliation of 2013 Combined Adjusted EBITDA to net earnings (loss):

	Combined Operating Performance 2013(1)		
	Golden Gaming	Lakes Entertainment	Combined
	(In Millions)		
Adjusted EBITDA	**$ 26.9**	**$ -**	**$ 26.9**
Preopening expenses	(1.0)	(1.2)	(2.2)
Recovery of impairment on notes receivable	-	17.4	17.4
Gain on extinguishment of liabilities	-	3.8	3.8
Impairments and other losses	-	(3.4)	(3.4)
Depreciation and amortization	(13.8)	(3.0)	(16.8)
Other	-	(0.2)	(0.2)
Earnings from operations	$ 12.1	$ 13.4	$ 25.5
Other income (expense):			
Interest income (expense), net(2)	(25.6)	3.6	(22.0)
Other, net(3)	(6.2)	1.7	(4.5)
Total other income (expense), net	$ (31.8)	$ 5.3	$ (26.5)
Earnings (loss) before income taxes	$ (19.7)	$ 18.7	$ (1.0)
Income tax provision	-	-	-
Net earnings (loss)	**$ (19.7)**	**$ 18.7**	**$ (1.0)**

(1) This schedule combines the audited consolidated financial information of Lakes Entertainment, Inc. for the year ended December 29, 2013 and the audited consolidated financial information of Golden Gaming for the year ended December 31, 2013.

(2) Interest income (expense), net is reported as interest expense net of interest income and capitalized interest.

(3) Includes gain on modification of debt of $1.7 million for Lakes Entertainment and $6.2 million loss on extinguishment of debt at Golden Gaming.

Appendix A (Continued)

The following table presents a reconciliation of 2012 Combined Adjusted EBITDA to net earnings (loss):

	Combined Operating Performance 2012[1]		
	Golden Gaming	Lakes Entertainment	Combined
	(In Millions)		
Adjusted EBITDA	**$ 22.5**	**$ (0.9)**	**$ 21.6**
Preopening expenses	(3.6)	-	(3.6)
Impairments and other losses	-	(4.5)	(4.5)
Depreciation and amortization	(13.4)	(1.7)	(15.1)
Earnings (loss) from operations	$ 5.5	$ (7.1)	$ (1.6)
Other income (expense):			
Interest income (expense), net[2]	(22.7)	5.5	(17.2)
Other, net[3]	(2.5)	2.3	(0.2)
Total other income (expense), net	$ (25.2)	$ 7.8	$ (17.4)
Income from discontinued operations	27.1	-	27.1
Earnings before income taxes	$ 7.4	$ 0.7	$ 8.1
Income tax benefit	-	2.4	2.4
Net earnings including noncontrolling interest	$ 7.4	$ 3.1	$ 10.5
Net (income) loss attributable to noncontrolling interests	(27.1)	0.1	(27.0)
Net earnings (loss)	**$ (19.7)**	**$ 3.2**	**$ (16.5)**

(1) This schedule combines the audited consolidated financial information of Lakes Entertainment, Inc. for the year ended December 30, 2012 and the audited consolidated financial information of Golden Gaming for the year ended December 31, 2012.
(2) Interest income (expense), net is reported as interest expense net of interest income and capitalized interest.
(3) Includes legal settlement of $2.2 million for Lakes Entertainment and $2.9 million loss on extinguishment of debt at Golden Gaming.

Appendix A (Continued)

GOLDEN ENTERTAINMENT
CASINOS • DISTRIBUTED GAMING

The following table presents the calculation of Combined Net Revenue:

	Combined Net Revenue LTM June 2015[1]		
	Golden Gaming	Lakes Entertainment	Combined
	(Unaudited, In Millions)		
Golden Gaming	$ 283.5	$ -	$ 283.5
Rocky Gap Casino	-	56.6	56.6
Other	-	0.3	0.3
Net revenues	**$ 283.5**	**$ 56.9**	**$ 340.4**

	Combined Net Revenue 2014[1]		
	Golden Gaming	Lakes Entertainment	Combined
	(In Millions)		
Golden Gaming	$ 280.5	$ -	$ 280.5
Rocky Gap Casino	-	55.0	55.0
Other	-	0.2	0.2
Net revenues	**$ 280.5**	**$ 55.2**	**$ 335.7**

	Combined Net Revenue 2013[1]		
	Golden Gaming	Lakes Entertainment	Combined
	(In Millions)		
Golden Gaming	$ 272.1	$ -	$ 272.1
Rocky Gap Casino	-	30.9	30.9
Indian Casino Projects	-	7.8	7.8
Other	-	0.1	0.1
Net revenues	**$ 272.1**	**$ 38.8**	**$ 310.9**

	Combined Net Revenue 2012[1]		
	Golden Gaming	Lakes Entertainment	Combined
	(In Millions)		
Golden Gaming	$ 261.4	$ -	$ 261.4
Rocky Gap Casino	-	3.2	3.2
Indian Casino Projects	-	7.7	7.7
Other	-	0.1	0.1
Net revenues	**$ 261.4**	**$ 11.0**	**$ 272.4**

(1) Combined Net Revenue combines the audited consolidated financial information of Lakes Entertainment, Inc. for the years ended December 28, 2014, December 29, 2013 and December 30, 2012, and the unaudited consolidated financial information for the twelve months ended June 28, 2015 with the audited financial information of Golden Gaming for the years ended December 31, 2014, 2013 and 2012, and the unaudited consolidated financial information for the twelve months ended June 30, 2015.